COMMON STOCK

COMMON STOCK

VC

# VERENIUM

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 92340P 10 0

This Certifies that

is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.001 PAR VALUE PER SHARE, OF

## VERENIUM CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney on surrender of this Certificate properly endorsed. This Certificate shall not be valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

VERENIUM CORPORATION CORPORATE SEAL DEC. 21, 1992 DELAWARE

EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND TREASURER

PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
(NEW YORK, N.Y.)
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

| | |
|---|---|
| AMERICAN BANK NOTE COMPANY<br>711 ARMSTRONG LANE<br>COLUMBIA, TENNESSEE 38401<br>(931) 388-3003 | PRODUCTION COORDINATOR: HOLLY GRONER 931-490-1722<br>PROOF OF JUNE 26, 2007<br>VERENIUM CORPORATION<br>TSB 27441 FC |
| / ETHER 7 / LIVE JOBS / V / VERENIUM 27441 FC | Operator: Ron/AP<br>REV.1 |

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ____ OK AS IS ____ OK WITH CHANGES ____ MAKE CHANGES AND SEND ANOTHER PROOF

Colors Selected for Printing: Logo prints in PMS 7489 and PMS 7484. Intaglio prints in SC-3 Dark Green.

COLOR: This proof was printed from a digital file or artwork on a graphics quality, color laser printer. It is a good representation of the color as it will appear on the final product. However, it is not an exact color rendition, and the final printed product may appear slightly different from the proof due to the difference between the dyes and printing ink.

The corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT– ________ Custodian ________
(Cust) (Minor)
under Uniform Gifts to Minors
Act ________
(State)

UNIF TRF MIN ACT– ________ Custodian (until age ________)
(Cust)
________ under Uniform Transfers
(Minor)
to Minors Act ________
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________

________________________________________

________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ________________

X ________________________

X ________________________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By ________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

| AMERICAN BANK NOTE COMPANY<br>711 ARMSTRONG LANE<br>COLUMBIA, TENNESSEE 38401<br>(931) 388-3003 | PRODUCTION COORDINATOR: HOLLY GRONER 931-490-1722<br>PROOF OF JUNE 22, 2007<br>VERENIUM CORPORATION<br>TSB 27441 BK |
| --- | --- |
| / ETHER 7 / LIVE JOBS / V / VERENIUM 27441 BK | Operator: Ron<br>New |

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ____ OK AS IS ____ OK WITH CHANGES ____ MAKE CHANGES AND SEND ANOTHER PROOF